UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934, as Amended

Filed by the Registrant ☒
Filed by a Party other than the Registrant  ☐
Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material under Section 240.14a-12

RIOT BLOCKCHAIN, INC.
(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required
☐	Fee paid previously with preliminary materials
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

SUPPLEMENT TO THE PROXY STATEMENT
FOR THE ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON JULY 27, 2022

The following information supplements the definitive proxy statement (the “Proxy Statement”) of Riot Blockchain, Inc. (the “Company” or “Riot”) filed on Schedule 14A with the U.S. Securities and Exchange Commission (the “SEC”) on June 17, 2022, in connection with the solicitation of proxies by the Board of Directors (the “Board”) of the Company for the 2022 Annual General Meeting of stockholders (the “Annual Meeting”) scheduled to be held at 9:00 a.m., Eastern Time, on July 27, 2022. This supplement to the Proxy Statement (this “Supplement”) is being filed with the SEC and being made available to stockholders on or about July 26, 2022.

Except as described in this Supplement, the information disclosed in the Proxy Statement remains in full force. To the extent that information in this Supplement differs from information disclosed in the Proxy Statement, the information in this Supplement will apply.

Withdrawal of Proposal 4 From Stockholder Consideration

The purpose of this Supplement is to withdraw from stockholder consideration at the Annual Meeting Proposal 4 set forth in the Proxy Statement, which asked for stockholder approval of amending the Company’s current Articles of Incorporation to increase the number of shares of common stock authorized for issuance thereunder. The Company is no longer pursuing stockholder approval of Proposal 4. Accordingly, Proposal 4 is hereby withdrawn from stockholder consideration at the Annual Meeting, and the Proxy Statement is hereby amended to remove Proposal 4. Except as amended by this Supplement, the Proxy Statement remains in full force.

The Company will hold the Annual Meeting as previously scheduled, and at the Annual Meeting, the Company intends to hold the vote on all matters in the Proxy Statement, except Proposal 4. No vote will be taken with respect to Proposal 4 at the Annual Meeting. Therefore, any votes cast regarding Proposal 4 will neither be tabulated nor reported.

The Board reserves the right to revisit the possibility of increasing the number of shares of common stock authorized for issuance or any alternative proposal at any point in the future on such terms as may be determined at that time to be in the best interest of the Company and its stockholders.

Following Removal of Proposal 4, Important Matters Regarding Voting

•	The Record Date for determining the stockholders entitled to receive notice of, and to vote at, the Annual Meeting has been set and remains as the close of business on May 31, 2022.

•	The Company will not make available or distribute, and you do not need to sign new proxy cards or submit new voting instructions solely as a result of the withdrawal of Proposal 4.

•
Proxy cards or voting instructions received with direction on Proposal 4 will not be voted on Proposal 4. Proxy cards or voting instructions received and providing direction on the remaining proposals to be considered at the Annual Meeting (i.e., Proposals 1, 2, 3 and 5) will remain valid, and will be voted on those Proposals as directed.

•
If you already submitted a proxy card or voting instructions, you do not need to resubmit proxies or voting instructions with different directions, unless you wish to change votes previously cast on the remaining proposals. You may change your vote at any time prior to the Annual Meeting.

2022 Annual Meeting of the Stockholders of Riot Blockchain

The Annual Meeting is scheduled for 9:00 a.m. (Eastern Time) on Wednesday, July 27, 2022, online at www.virtualstockholdermeeting.com/RIOT2022. Only those stockholders of record as of the Record Date of May 31, 2022, are entitled to vote and participate in the Annual Meeting.

Additional information concerning the proposals can be found in the definitive Proxy Statement dated June 17, 2022, as filed with the SEC.

HOW TO VOTE

Please vote your shares, via the methods as set out below, by following the instructions included on your proxy card:

✔	Vote by Internet:
•	Before the Meeting – www.proxyvote.com
•	During the Meeting – www.virtualstockholdermeeting.com/RIOT2022

✔	Vote by Phone: 1-866-620-9211 or 1-800-690-6903

✔	Vote by Mail: c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

Important Information

This communication may be deemed to be solicitation material in connection with the proposals to be considered at the Company’s upcoming Annual Meeting. In connection with the proposals, Riot filed the definitive Proxy Statement on Schedule 14A with the SEC on June 17, 2022. Stockholders are urged to read the definitive Proxy Statement and all other relevant documents filed with the SEC because they contain important information about the proposals. An electronic copy of the definitive Proxy Statement is available on the Company’s EDGAR profile at www.sec.gov.

Participants in the Solicitation

Riot and its directors and executive officers may be deemed to be participants in the solicitation of proxies from Riot Blockchain stockholders in respect of the proposals to be considered at the Company’s upcoming Annual Meeting. Information about the directors and executive officers of Riot Blockchain can be found in its Annual Report on Form 10-K for the year ended December 31, 2021, as amended on Form 10-K/A, filed with the SEC on March 16, 2022 and May 2, 2022 respectively, filings on Form 3, 4 and 5 filed with the SEC, and the Company’s definitive Proxy Statement for the upcoming Annual Meetingfiled with the SEC on June 17, 2022.

About Riot Blockchain, Inc.

Riot Blockchain’s (NASDAQ: RIOT) vision is to be the world’s leading Bitcoin-driven infrastructure platform.

Our mission is to positively impact the sectors, networks and communities that we touch.  We believe that the combination of an innovative spirit and strong community partnership allows the Company to achieve best-in-class execution and create successful outcomes.

Riot is a Bitcoin mining and digital infrastructure company focused on a vertically integrated strategy. The Company has Bitcoin mining data center development operations in central Texas, Bitcoin mining operations in central Texas, and electrical switchgear engineering and fabrication operations in Denver, Colorado.

For more information, visit www.RiotBlockchain.com.

Investor Relations

Phil McPherson
Riot Blockchain, Inc.
303-794-2000 ext. 110
IR@riotblockchain.com

Safe Harbor

Statements in this Supplement that are not historical facts are forward-looking statements that reflect management’s current expectations, assumptions, and estimates of future performance and economic conditions. Such statements rely on the safe harbor provisions of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Because such statements are subject to risks and uncertainties, actual results may differ materially from those expressed or implied by such forward-looking statements. Words such as “anticipates,” “believes,” “plans,” “expects,” “intends,” “will,” “potential,” “hope,” and similar expressions are intended to identify forward-looking statements. These forward-looking statements may include, but are not limited to, statements about the benefits of acquisitions, including financial and operating results, and the Company’s plans, objectives, expectations, and intentions. Among the risks and uncertainties that could cause actual results to differ from those expressed in forward-looking statements include, but are not limited to: unaudited estimates of Bitcoin production; our future hash rate growth (EH/s); the anticipated benefits, construction schedule, and costs associated with the Navarro site expansion; our expected schedule of new miner deliveries; our ability to successfully deploy new miners; megawatts of capacity under development; we may not be able to realize the anticipated benefits from immersion-cooling; the integration of acquired businesses may not be successful, or such integration may take longer or be more difficult, time-consuming or costly to accomplish than anticipated; failure to otherwise realize anticipated efficiencies and strategic and financial benefits from our acquisitions; and the impact of COVID-19 on us, our customers, or on our suppliers in connection with our estimated timelines. Detailed information regarding the factors identified by the Company’s management which they believe may cause actual results to differ materially from those expressed or implied by such forward-looking statements in this press release may be found in the Company’s filings with the SEC, including the risks, uncertainties and other factors discussed under the sections entitled “Risk Factors” and “Cautionary Note Regarding Forward-Looking Statements” of the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2021, as amended, and the other filings the Company makes with the SEC, copies of which may be obtained from the SEC’s website, www.sec.gov. All forward-looking statements included in this Supplement are made only as of the date hereof, and the Company disclaims any intention or obligation to update or revise any such forward-looking statements to reflect events or circumstances that subsequently occur, or of which the Company hereafter becomes aware, except as required by law. Persons reading this Supplement are cautioned not to place undue reliance on such forward-looking statements.